INTANGIBLE ASSETS (Tables)	12 Months Ended
Sep. 30, 2022
INTANGIBLE ASSETS
Schedule of intangible assets

	As of September 30,
	2022	2021
Land use rights, cost	$559,688	$617,895
Software, cost	14,418,101	8,803,367
Patent, cost	690,237	—
Other intangible assets, cost	1,569	1,732
Less: impairment charge	(2,771,019)	—
Less: accumulated amortization	(1,483,125)	(673,007)
Intangible assets, net	$11,415,451	$8,749,987